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                      S T A T U T O R Y   I N S T R U M E N T S
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                                    1995 NO. 1434

                                      PETROLEUM

                THE HYDROCARBONS LICENSING DIRECTIVE REGULATIONS 1995


                   MADE - - - -                    25TH MAY 1995

                   LAID BEFORE PARLIAMENT          6TH JUNE 1995

                   COMING INTO FORCE               30TH JUNE 1995


The Secretary of State, being a Minister designated(a) for the purpose of section 2(2) of the European Communities Act 1972(b) in relation to matters relating to the conditions for granting and using authorisations for the prospection, exploration and production of hydrocarbons, hereby makes the following Regulations.

COMMENCEMENT AND CITATION

  1.--(1) These Regulations may be cited as the Hydrocarbons Licensing Directive Regulations and shall come into force on 30th June 1995.

  (2)  These Regulations do not extend to Northern Ireland.

INTERPRETATION

  2. In these Regulations--

    "1934 Act Regulations" means any regulations made under section 6 of the Petroleum (Production) Act 1934(c) currently in force;

    "applicant" means an entity which has lodged an application for a licence;

    "application for a licence" means an application made under 1934 Act Regulations; "E.C. Treaty" means the Treaty establishing the European Community, signed at Rome on the 25th March 1957;

    "entity" means any natural or legal person or any group of such persons;

    "licence" means a licence granted following an application for a licence.

DETERMINATION OF APPLICATIONS

  3.--(1) Subject to paragraphs (2) to (4) below, every application for a licence shall be determined on the basis of criteria concerning--

    (a)  the technical and financial capability of the applicant;

    (b) the way in which the applicant proposes to carry out the activities that would be permitted by the licence;

    (c) in a case where tenders are invited, the price the applicant is prepared to pay in order to obtain the licence; and

    (d) where the applicant holds, or has held a licence of any description under the Petroleum (Production) Act 1934, any lack of efficiency and responsibility displayed by the applicant in operations under that licence, and the Secretary of State may refuse an application for a licence.

  (2) In a case where two or more applications for a licence have equal merit when assessed according to the criteria provided for in paragraph (1) above, other relevant criteria may be applied in order to determine which application should be granted.
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(a) S.I. 1994/1327.

(b) 1972 c. 68.

(c) 1934 c. 36; section 1(2) was amended by section 19(1) of the Petroleum Act 1987 (c. 12); section 6 was extended by section 1(3) of the Continental Shelf Act 1964 (c. 29).

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  (3)  Subject to paragraph (4) below, the Secretary of State shall not apply any of the criteria in paragraphs (1) and (2) above in a discriminatory manner.

  (4) An application for a licence may be refused on grounds of national security where the applicant is effectively controlled by, or by nationals of, a State other than a member State.

  (5) Where an application for a licence is refused, the reasons for the decision shall be notified to the applicant on request.


SCOPE AND APPLICATION OF TERMS AND CONDITIONS
  4.--(1) No licence shall be granted upon terms and conditions other than such terms and conditions as are justified exclusively for the purpose of--

    (a) ensuring the proper performance of the activities permitted by the licence;

    (b) providing for the payment of consideration for the grant of the licence;

    (c)  any of the considerations specified in paragraph (2) below.

  (2)  The considerations referred to in paragraph (1)(c) above are--

    (a)  national security;

    (b)  public safety;

    (c)  public health;

    (d)  security of transport;

    (e)  protection of the environment;

    (f) protection of biological resources and of national treasures possessing artistic, historic or archaeological value;

    (g)  safety of installations and of workers;

    (h) planned management of hydrocarbon resources, including in particular the rate at which hydrocarbons are depleted and the optimisation of their recovery;

    (i)  the need to secure tax revenues.

  (3) The terms and conditions provided for in paragraphs (1) and (2) above shall be applied in a non-discriminatory manner.


ADVANCE NOTICE OF TERMS AND CONDITIONS
5.--(1) Any notice which, in accordance with 1934 Act Regulations--

    (a)  invites applications for licences; and

    (b)  is published in the Official Journal

shall set out the criteria to be applied in determining those applications.

  (2) In any case where the Secretary of State invites applications for a licence in accordance with 1934 Act Regulations and it is intended that the licence should be granted upon terms or conditions which differ from or are additional to those prescribed in those Regulations for incorporation in licences of the relevant kind, a statement of such terms and conditions shall be made available to any interested person at any time on request.

  (3) If any change to the terms and conditions included in the statement provided for in paragraph (1) above is decided upon after the statement is first made available and before the licence to which it relates is granted, the change shall be notified as soon as practicable to every person who has requested the statement.


DURATION OF THE LICENCE
  6.--(1) Subject to paragraph (2) below, the Secretary of State shall ensure that--

    (a) a licence only grants an entity exclusive rights for the period which is necessary for the proper performance of the activities authorised by the licence; and

    (b) the duration of the licence does not exceed the period necessary to carry out the activities authorised by the licence.

  (2)  The Secretary of State may extend the term of a licence if--

    (a) the terms and conditions of the licence permit an extension of the term;


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    (b)  the licensee has performed its obligations in accordance with the terms and conditions of the licence; and

    (c) the term of the licence has proved, or is likely to prove, insufficient for the licensee to complete the activities authorised by the licence.

INFORMATION

  7.--(1) The Secretary of State may only require an entity which has been granted a licence to provide information on its intended or actual sources of procurement of supplies, works or services if that request is made exclusively with a view to the objectives set out in Article 36 of the E.C. Treaty.

  (2) The Secretary of State may only request information from an entity which has been granted a licence to monitor the activities of that entity if that monitoring is justified by any of the considerations specified in paragraph (1) and (2) of regulation 4 above.


                                                                       TIM EGGAR
                                                Minister for Industry and Energy
25th May 1995                                   Department of Trade and Industry


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                                 EXPLANATORY NOTE

                    (THIS NOTE IS NOT PART OF THE REGULATIONS)

  These Regulations which come into force on 30th June 1995 are supplemental to regulations made under section 6 of the Petroleum (Production) Act 1934 ("the 1934 Act"). These Regulations give effect to Articles 2 (other than paragraph
1), 3 (other than paragraphs 1 to 5), 4 (other than paragraph (a)), 5 and 6 of Council Directive (94/22/EEC) on the conditions for granting and using authorisations for the prospection, exploration and production of hydrocarbons ("the Directive") (O.J. L164, 30.6.94, p.3). The Directive is further implemented by the Petroleum (Production) (Landward Areas) regulations 1995 (S.I. 1995/1436) and the Petroleum (Production) (Seaward Areas) (Amendment) Regulations 1995 (S.I. 1995/1435).

  The Regulations restrict the criteria which the Secretary of State may take into account when considering an application for a licence made in accordance with regulations made under the 1934 Act ("a licence"). The Regulations provide that the criteria upon which applications are to be determined are to be published, together with the notice inviting applications, in the Official Journal. The Regulations provide that an application may be refused on the grounds of national security if the applicant is effectively controlled by nationals of a state which is not a member State but otherwise the criteria may not be applied in a discriminatory manner. When an application is unsuccessful, the applicant is to be notified on request of the reasons for the decision. The Regulations limit the terms and conditions which may be imposed on the grant of a licence and provide that such terms and conditions shall be applied in a non-discriminatory manner.

  The Regulations provide that where the Secretary of State has invited applications for a licence he shall make available to interested parties the terms and conditions upon which the licence will be granted. If a change is made in those terms and conditions prior to the grant of the licence, the Secretary of State is to issue details of that change to any person who has requested a statement of terms and conditions.

  The Regulations require the Secretary of State to limit the term of any licence granted to the period necessary for the proper performance of the activities authorised by the licence and restrict the circumstances in which the Secretary of State may extend a licence. The Regulations also limit the Secretary of State's powers to request information from a licensee and to monitor the activities of the licensee.